Exhibit 10.1
FIRST AMENDING AGREEMENT TO THE
GRAN TIERRA CANADA LTD. SECOND AMENDED AND RESTATED CREDIT AGREEMENT
DATED OCTOBER 30, 2025
THIS FIRST AMENDING AGREEMENT (the “Agreement”) is made effective as of May 12, 2026 (the “First Amendment Date”), between GRAN TIERRA CANADA LTD., as borrower, NATIONAL BANK OF CANADA, as Agent, and the Lenders party hereto.
PREAMBLE:
A.Pursuant to a second amended and restated credit agreement dated October 30, 2025 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Credit Agreement”) among Gran Tierra Canada Ltd. (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”) and National Bank of Canada, as agent on behalf of the Lenders (the “Agent”), the Lenders agreed to provide the Borrower with the Credit Facilities.
B.The Parties wish to amend the Credit Agreement on the terms and conditions provided in this Agreement.
AGREEMENT:
NOW THEREFORE in consideration of the premises, the covenants and the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged between the Parties, the Parties agree as follows:
1.Definitions. Capitalized terms used in this Agreement will, unless otherwise defined herein, have the meanings attributed to such terms in the Credit Agreement as amended by this Agreement (the “Amended Credit Agreement”).
2.Amendment Date. The amendments set forth in Section 3 below shall each be effective on the First Amendment Date.
3.Borrowing Base Determination. Pursuant to Section 3.9(b)(i) of the Credit Agreement and effective on the First Amendment Date, the Borrowing Base is reduced to $75,000,000. For certainty, the Individual Commitment Amounts of each Lender under the Credit Agreement shall remain unchanged. The next Scheduled Borrowing Base Date is October 31, 2026.
4.Amendments. The Credit Agreement is hereby amended as follows:
(a)Section 3.9(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(a) Borrowing Base. The Borrowing Base is, as of the First Amendment Date,
$75,000,000, provided that, in any event, each Credit Facility is made available by the applicable Lenders in accordance with their then-applicable Individual Commitment Amount, as set forth in Schedule B from time-to-time.”
(b)Schedule A to the Credit Agreement is hereby amended by:
(i)adding the following thereto, in correct alphabetical order, as a new defined term:

““First Amendment Date” means May 12, 2026.”
(ii)the definition of “Specified Permitted Distributions” is hereby deleted in its entirety and replaced with the following:
““Specified Permitted Distributions” means any Distributions, provided that the Aggregate Principal Amount outstanding under the Credit Facilities both prior to and immediately after giving effect to such Distribution does not exceed 30% of the Commitment Amount.”
5.Representations and Warranties. To confirm Lenders’ understanding concerning the Loan Parties and their businesses, properties and obligations, and to induce the Agent and Lenders to enter into this Agreement, the Borrower hereby reaffirms to the Agent, and Lenders, that, as of the date hereof, its representations and warranties contained in Section 11.1 of the Amended Credit Agreement, and except to the extent such representations and warranties relate solely to an earlier date, are true and correct in all material respects and additionally represents and warrants as follows on the First Amendment Date:
(a)the execution and delivery of this Agreement and the performance by it of its obligations under this Agreement (i) have been duly authorized, (ii) do not conflict with or contravene or constitute a default or create a Lien, other than a Lien which is a Permitted Encumbrance and other than a conflict, contravention, default or a Lien which could not be reasonably be expected to have a Material Adverse Effect, under: (A) its constating documents or bylaws or any resolution of its Directors or shareholders; (B) any agreement or document to which it is a party or by which any of its property is bound; or (C) any applicable Law;
(b)this Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar statutes affecting the enforcement of creditors’ rights generally and by general principles of equity; and
(c)subject to the consents provided for herein, no Default or Event of Default has occurred and is continuing or would result from giving effect to this Agreement.
6.Continuing Effect. Each of the Parties acknowledges and agrees that the Amended Credit Agreement, the Loan Documents and all other documents entered into in connection therewith, will be and continue in full force and effect and are hereby confirmed and the rights and obligations of all parties thereunder will not be effected or prejudiced in any manner except as specifically provided herein The Borrower hereby further acknowledges and agrees that all Security granted by it to the Agent for its own benefit and on behalf of the Lenders and others in connection with the Credit Agreement and any other documents executed and delivered pursuant thereto or in connection therewith, including confirmations and acknowledgements thereof, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of the Borrower under the Amended Credit Agreement and each other Loan Document to which it is a party.
7.Further Assurance. The Borrower will from time to time forthwith at the Agent’s request and at the Borrower’s own cost and expense make, execute and deliver, or cause to be done, made, executed and delivered, all such further documents, financing statements, assignments, acts, matters and things which may be reasonably required by the Agent and as are consistent with the intention of the parties as evidenced herein, with respect to all matters arising under the Amended Credit Agreement.

8.Governing Law. This Agreement will be governed by and construed in accordance with the Laws in force in the Province of Alberta from time to time.
9.Expenses. The Borrower will pay or reimburse the Agent and the Lenders, as applicable, for the reasonable out of pocket expenses, including reasonable legal fees and disbursements (on a solicitor and his own client full indemnity basis) and enforcement costs, incurred by the Agent and the Lenders, as applicable, in connection with the negotiation, preparation, execution and maintenance of the Amended Credit Agreement.
10.Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which when executed and delivered will be deemed to be an original, but all of which when taken together constitutes one and the same instrument. Any party hereto may execute this Agreement by signing any counterpart. The words “execution”, “execute”, “executed”, “signed”, “signature” and words of like import in this Agreement or in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby, shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, in accordance with applicable Law including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transactions Act (British Columbia), the Electronic Transactions Act (Alberta), or any other similar Laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada. The Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof (and each Party agrees to promptly provide any such required signature page); provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.
[Signature Pages Follow]

IN WITNESS WHEREOF each of the undersigned has duly executed this Agreement as of the First Amendment Date.

GRAN TIERRA CANADA LTD.,
as Borrower

By:	/S/Ryan Ellson
Name: Ryan Ellson Title: Executive Vice President & Chief Financial Office
By:	/S/Gary Guidry
Name: Gary Guidry Title: President & Chief Executive Officer

[Signature Page to First Amending Agreement (GTE)]

NATIONAL BANK OF CANADA,
as Agent

By:	/S/Adam Lamb
Name: Adam Lamb Title: Authorized Signatory
By:	/S/Chuck Warnica
Name: Chuck Warnica Title: Authorized Signatory

[Signature Page to First Amending Agreement (GTE)]

NATIONAL BANK OF CANADA,
as Lender

By:	/S/Adam Lamb
Name: Adam Lamb Title: Authorized Signatory
By:	/S/Chuck Warnica
Name: Chuck Warnica Title: Authorized Signatory

[Signature Page to First Amending Agreement (GTE)]